UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2021

LMP Automotive Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39150	82-3829328
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida	33394
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 895-0352

N/A

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LMPX	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

On July 21, 2021, LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”) entered into a dealership asset purchase agreement (the “APA”) with Joseph Klimas, Jr. (“Klimas”) and K&W Enterprises LLC (“Seller”), to acquire the assets related to the Seller’s ownership and operation of a franchised Kia motor vehicle dealership located at 99 Ash Street, East Hartford, Connecticut 06108 (the “Dealership”).

In exchange for the acquisition of such assets, the Company will pay approximately $2,800,000 (the “Purchase Price”). The acquisition is subject to certain customary conditions, including approval by KIA Motors America, Inc., and is expected to close in the fourth quarter of 2021.

On July 21, 2021, the Company also entered into a real estate contract (the “REC”) with Ash Street Holdings LLC, an affiliate of Klimas and the Seller, providing for the purchase by the Company of the real property on which the Dealership is located (the “Property”). The purchase price for the Property is $6,450,000.

The APA and the REC are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the APA and the REC and the transactions contemplated thereby are not complete and are qualified in their entirety by the contents of the APA and the REC, respectively.

Item 8.01 Other Events.

On July 22, 2021, the Company issued a press release announcing its entry into the APA and the transaction contemplated thereby. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Dealership Asset Purchase Agreement, dated as of July 21, 2021, by and between LMP Automotive Holdings, Inc., Joseph Klimas, Jr. and K&W Enterprises LLC.
10.2	Real Estate Contract, dated as of July 21, 2021, by and between LMP Automotive Holdings, Inc. and Ash Street Holdings LLC.
99.1	Press Release, dated July 22, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LMP AUTOMOTIVE HOLDINGS, INC.

July 26, 2021	By:	/s/ Sam Tawfik
	Name:	Sam Tawfik
	Title:	President and Chief Executive Officer

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